UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2023 (March 28, 2023)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-0439758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor New York, NY (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GNK	New York Stock Exchange (NYSE)

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2023, the Board of Directors of Genco Shipping & Trading Limited (the “Company”) adopted a Fourth Amendment to the Amended and Restated By-laws of the Company (the “By-Laws”). The amendment provides, among other things, that (i) notices of director nominations, proposals to remove a director, and shareholder proposals must include information regarding affiliates or associates of the proposing shareholder and the beneficial owner of such shareholder’s shares and substantial participants in the shareholder’s solicitation campaign, in addition to existing requirements to provide information regarding the shareholder itself in such notices; (ii) a white proxy card is reserved for use for solicitation by Company’s Board; (iii) shareholder lists provided by the Company to shareholders conducting a campaign are not required to include email or other electronic contact information; (iv) director nominees must agree that they intend to serve their full term, will not be party to any arrangement that would interfere with their fiduciary duties, will disclose any arrangement for their compensation or indemnification, and will comply with Company’s policies; (v) shareholders must update the information in their notices regarding nominations and proposals in item (i) above as of the record date and ten business days prior to the shareholders’ meeting or any adjournment thereof; (vi) director nominees must complete a D&O questionnaire; and (vii) the Company may disregard any votes or proxies for director nominees if the relevant shareholder did not comply with the requirements of the universal proxy access rule embodied in Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended.

The foregoing description is a summary of the amendment to the By-Laws. Such amendment is filed as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Fourth Amendment to Amended and Restated By-laws, dated March 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: March 31, 2023

/s/ Apostolos Zafoilas
Apostolos Zafolias
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amendment to Amended and Restated By-laws, dated March 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)